                                                                   EXHIBIT 23(b)


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our report (and all references to our Firm) included in or made a part of this Registration Statement, No. 33-52995.


ARTHUR ANDERSEN & CO.
April 26, 1994